Acquisitions	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Acquisitions	ACQUISITIONS:
On November 1, 2021, we completed the acquisition of 100% of the shares of PCI Private Limited (PCI), a fully integrated design, engineering and manufacturing solutions provider with five manufacturing and design facilities across Asia. The purchase price for PCI was $314.7, net of $11.4 of cash acquired. The purchase price was funded with a combination of cash and borrowings under our credit facility (see note 11). In the first quarter of 2022 (Q1 2022), we finalized the purchase price allocation for the acquisition. In connection therewith, we made the following changes to our preliminary purchase price allocation: increased the carrying value of customer intangible assets by $2.7, increased deferred income taxes liability by $0.5, and decreased goodwill by $2.2. Goodwill from the acquisition arose primarily from specific knowledge and capabilities of the acquired workforce and expected synergies from the combination of our operations. Such goodwill is attributable to our ATS segment and is not tax deductible.

Details of our final purchase price allocation for the PCI acquisition are as follows:

Accounts receivable and other current assets	$68.9
Inventories	83.6
PP&E	22.8
Customer intangible assets	176.1
Other non-current assets	6.9
Goodwill	123.8
Accounts payable and accrued liabilities	(121.3)
Other current liabilities	(8.1)
Deferred income taxes and other long-term liabilities	(38.0)
$314.7
We engaged third-party consultants to provide valuations of certain inventory, PP&E and intangible assets in connection with our acquisition of PCI. The fair value of the acquired tangible assets was measured by applying the market (sales comparison, brokers' quotes), cost or replacement cost, or income (discounted cash flow) approach, as deemed appropriate. The valuation of the intangible assets by the third-party consultants was primarily based on the income approach using a discounted cash flow model and forecasts based on management's subjective estimates and assumptions. Various Level 2 and 3 data inputs of the fair value measurement hierarchy (defined in note 20) were used in the valuation of the foregoing assets. Annual amortization of intangible assets increased by approximately $18 as a result of the PCI acquisition.
We recorded $0.4 of Acquisition Costs (defined in note 15) in 2022, all related to our PCI acquisition. We recorded Acquisition Costs of $7.3 during 2021, including $4.8 related to our PCI acquisition, offset in part by a $1.2 release of certain indirect tax liabilities previously recorded in connection with our acquisition of Impakt Holdings, LLC (Impakt) in November 2018. We recorded $0.2 of Acquisition Costs in 2020 related to potential acquisitions. See note 15(d).